UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 29, 2019

Pfenex Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36540	27-1356759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10790 Roselle Street

San Diego, CA 92121

(Address of principal executive offices, including zip code)

(858) 352-4400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On March 29, 2019, Pfenex Inc. (the “Company”) received notice from the Department of Health and Human Services (“HHS”), Biomedical Advanced Research and Development Authority (“BARDA”), advising the Company of its decision not to exercise development options for cGMP manufacturing and potential Phase 1/2b study readiness for the Company’s novel anthrax vaccine candidates Px563L and RPA563 (collectively, the “anthrax programs”). In the notice BARDA stated: “While technical risks were noted, this decision was more of a reflection of the programmatic strategy around [BARDA’s] vaccine portfolio as a whole, and a lack of products for other urgent threats.”

Following the receipt of the notice from BARDA and pursuant to ongoing discussions with BARDA, the Company is assessing the priority of this program in its portfolio.

Reference is made to the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, and the relevant exhibits thereto, for a description of the Company’s Cost-Plus Fixed Fee Agreement, dated July 30, 2010, as amended, between the Company and the United States Department of Health and Human Services.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Pfenex’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern Pfenex’s future expectations, strategy, plans or intentions. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding Pfenex’s expectation to continue discussions with BARDA regarding the further development of its anthrax programs. Pfenex’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Information on these and additional risks, uncertainties, and other information affecting Pfenex’s business and operating results is contained in Pfenex’s Annual Report on Form 10-K for the year ended December 31, 2018 and in its other filings with the Securities and Exchange Commission. The forward-looking statements in this Current Report on Form 8-K are based on information available to Pfenex as of the date hereof, and Pfenex disclaims any obligation to update any forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFENEX INC.

Date: April 1, 2019	By:	/s/ Susan A. Knudson
Susan A. Knudson
Chief Financial Officer (Principal Financial Officer)